UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            Pursuant to Section 13 OR
                             15(d) of The Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005


                              LAWSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      0-10546                  36-2229304
 (State or other jurisdiction           (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


1666 East Touhy Avenue, Des Plaines, Illinois                       60018
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9666


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On April 27, 2005, Lawson Products, Inc. issued a press release announcing its operating results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



ITEM 9.01.  Financial Statements and Exhibits.

(c)         Exhibits


Exhibit 99.1    Press release issued by Lawson Products, Inc. on April 27, 2005.

  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LAWSON PRODUCTS, INC.


Date:  May 3, 2005                        /s/ Thomas J. Neri
                                             -----------------------------------
                                             Name: Thomas J. Neri
                                             Title: Executive Vice President,
                                             Finance, Planning and Corporate
                                             Development; Chief Financial
                                             Officer; and Treasurer